UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2017

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-30319 (Commission File Number)	94-3265960 (I.R.S. Employer Identification Number)

2000 Sierra Point Parkway, Suite 500
Brisbane, California 94005
 (650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                         Other Events.

On January 28, 2017, GlaxoSmithKline (GSK) announced the launch of Anoro® (umeclidinium/vilanterol) in France.  In France, Anoro® is indicated as a once daily maintenance treatment for adults with chronic obstructive pulmonary disease (COPD). Anoro® is a combination of two bronchodilators, umeclidinium (UMEC), a long-acting muscarinic antagonist (LAMA) and vilanterol (VI), a long-acting beta2 agonist (LABA), in a single dry powder inhaler, the Ellipta®. UMEC/VI has been developed under the LABA collaboration agreement between Glaxo Group Limited and Innoviva, Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: January 30, 2017	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer

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